The First Iberian Fund, Inc.                    345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281



                                                                   June 11, 1997



To the Stockholders:

     The Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") is to be held at 11:30 a.m., Eastern time, on Wednesday, July 23, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants and consider the approval of an amendment to the Articles of Incorporation of the Fund changing the name of the Fund to Scudder Spain and Portugal Fund, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                         /s/Daniel Pierce
Nicholas Bratt                                            Daniel Pierce
President                                                 Chairman of the Board


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STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
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                              THE FIRST IBERIAN FUND, INC.

                        Notice of Annual Meeting of Stockholders

To the Stockholders of
The First Iberian Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The First Iberian Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 23, 1997, at 11:30 a.m., Eastern time, for the following purposes:

               (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


               (2) To ratify or reject the action of the Board of Directors in selecting Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending September 30, 1997.


               (3) To approve or disapprove an amendment to the Articles of Incorporation of the Fund changing the name of the Fund from The First Iberian Fund, Inc. to Scudder Spain and Portugal Fund, Inc.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 4, 1997 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary

June 11, 1997


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IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
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                                    PROXY STATEMENT

                                        GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The First Iberian Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, July 23, 1997, at 11:30 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 11, 1997, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3) which requires the approval of a specified percentage of the outstanding shares of the Fund.


     Holders of record of the common stock of the Fund at the close of business on June 4, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 6,511,154 shares of common stock outstanding on the Record Date.


     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended September 30, 1996, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees for Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Nominees to serve until 2000 Annual Meeting of Stockholders:

                         Present Office with the Fund, if                        Shares
                           any; Principal Occupation or         Year First     Beneficially     Percent
                         Employment and Directorships            Became a        Owned on         of
Name (Age)                in Publicly Held Companies             Director    March 31, 1997(1)   Class
----------                --------------------------             --------    -----------------   -----
Paul J. Emlinger(38)*+    Vice     President     and               1996              --            --
                          Assistant       Secretary;
                          Managing    Director    of
                          Scudder,  Stevens & Clark,
                          Inc.     Mr.     Elmlinger
                          serves  on  the  board  of
                          one    additional     fund
                          managed by Scudder.


Wilson Nolen (70)         Consultant;       Trustee,               1992          10,000           less than
                          Cultural      Institutions                                               1/4 of 1%
                          Retirement   Fund,   Inc.,
                          New     York     Botanical
                          Garden,  Skowhegan  School
                          of      Painting       and
                          Sculpture;       Director,
                          Ecohealth,            Inc.
                          (biotechnology    company)
                          (until     1996);      and
                          Director,   Chattem,  Inc.
                          (drug     and     chemical
                          company)   (until   1993).
                          Mr.  Nolen  serves  on the
                          boards  of  an  additional
                          18   funds    managed   by
                          Scudder.


Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III - Directors serving until 1998 Annual Meeting of Stockholders:

                         Present Office with the Fund, if                        Shares
                           any; Principal Occupation or         Year First     Beneficially     Percent
                         Employment and Directorships            Became a        Owned on         of
Name (Age)                in Publicly Held Companies             Director    March 31, 1997(1)   Class
----------                --------------------------             --------    -----------------   -----

Daniel Pierce (63)*+       Chairman  of  the  Board                1992             6,241        less than
                           and  Managing   Director                                              1/4 of 1%
                           of  Scudder,  Stevens  &
                           Clark,  Inc.;  Director,
                           Fiduciary  Trust Company
                           (bank      and     trust
                           company)  and  Fiduciary
                           Company     Incorporated
                           (bank      and     trust
                           company).   Mr.   Pierce
                           serves on the  boards of
                           an  additional  56 funds
                           managed by Scudder.

Richard M. Hunt (70)       University  Marshal  and                1994             2,500        less than
                           Senior         Lecturer,                                              1/4 of 1%
                           Harvard      University;
                           Vice Chairman,  American
                           Council   on    Germany;
                           Director,   Council   on
                           the  United  States  and
                           Italy;   Life   Trustee,
                           American  Field Service;
                           and  Partner,   Elmhurst
                           Investment         Trust
                           (family       investment
                           firm).  Mr.  Hunt serves
                           on  the   boards  of  an
                           additional   five  funds
                           managed by Scudder.



Class I - Directors serving until 1999 Annual Meeting of Stockholders:

                         Present Office with the Fund, if                        Shares
                           any; Principal Occupation or         Year First     Beneficially     Percent
                         Employment and Directorships            Became a        Owned on         of
Name (Age)                in Publicly Held Companies             Director    March 31, 1997(1)   Class
----------                --------------------------             --------    -----------------   -----

Nicholas Bratt (49)*        President;        Managing             1992             3,904        less than
                            Director   of     Scudder,                                           1/4 of 1%
                            Stevens   &  Clark,   Inc.
                            Mr.  Bratt  serves on  the
                            boards of an additional 14
                            funds managed by Scudder.


Rogerio C.S. Martins (68)   Chairman   of  the  Board,             1987                --               --
                            Atlas-Copco   de  Portugal
                            (air            compressor
                            equipment);      Director,
                            Credit Lyonnais  Portugal;
                            Adviser to the  Portuguese
                            Minister    of    Economy.
                            Until   1996,   Columnist,
                            Publico       (newspaper);
                            Professor,       Institute
                            Superior     de    Estudos
                            Financeiros   e   Fiscais;
                            Director,   Ramalho   Rosa
                            (construction)         and
                            Lusotur          Sociedade
                            Financeira    de   Turismo
                            (tourism).

Jose Pedro Perez            Attorney,  Garcia Anoveros             1992               --              --
Llorca (56)                 and     Perez      Llorca;
                            President,        Atlantic
                            Association
                            (international   relations
                            organization);         and
                            Director,  Foster  Wheeler
                            Spain and NCR  Spain;  and
                            Consultant, 3M Espana.


All Directors and Officers as a group                                                22,645            .35%

---------------------------
*  Persons  considered  by the Fund and its counsel to be  "interested  persons"
   (which  as used in this  proxy  statement  is as  defined  in the  Investment
   Company  Act of  1940)  of the  Fund  or of the  Fund's  investment  manager,
   Scudder, Stevens & Clark, Inc. Messrs. Bratt, Elmlinger and Pierce are deemed to be  interested  persons  because  of their  affiliation  with  the  Fund's investment  manager,  Scudder,  Stevens & Clark,  Inc.,  or because  they are
   Officers of the Fund or both.

+ Messrs. Elmlinger and Pierce are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended, (the "1940 Act"), as applied to a fund, requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the American Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.


     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 1996, its Reporting Persons complied with all applicable filing requirements except that Form 4 on behalf of Daniel Pierce and Forms 3 on behalf of the following subsidiaries of Scudder, Stevens & Clark, Inc., which hold no shares of the Fund, were filed late: Scudder Fund Accounting Corporation; Scudder Realty Holdings Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

     According to filings with the SEC on Schedule 13G made in April 1997, Olliff & Partners PLC, reported beneficial ownership of 1,160,700 shares, or 17.8% of the Fund's outstanding shares which includes 1,157,500 shares, or 17.8% of the Fund's outstanding shares owned by City of London Investment Management Co. Ltd., which includes 501,900 shares, or 7.8% of the Fund's outstanding shares owned by Emerging Markets Country Fund. The address for all three of the above named entities is 10 Eastcheap, London EC3M 1AJ, England.

     Except as noted above, to the best of the Fund's knowledge, as of April 30, 1997, no other person owned beneficially more than 5% of the Fund's outstanding shares.


Committees of the Board--Board Meetings

     The Board of Directors of the Fund met four times during the fiscal year ended September 30, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Llorca who attended 68% of the meetings of the Board of Directors and related committees on which he serves.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder ("Noninterested Directors") as defined in the 1940 Act, which met on January 29, 1997. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on January 29, 1997 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Bratt, Elmlinger and Pierce, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;              Year First Became
           Name (Age)                   Principal Occupation or Employment (1)           an Officer (2)
           ----------                   --------------------------------------           --------------
 Carol L. Franklin (44)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Joan R. Gregory (51)             Vice President; Vice President of                           1993
                                  Scudder, Stevens & Clark, Inc.

 Jerard K. Hartman (64)           Vice President; Managing Director of                        1992
                                  Scudder, Stevens & Clark, Inc.

 Thomas F. McDonough (50)         Vice President and Secretary; Principal of                  1992
                                  Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (43)           Vice President and Treasurer; Managing Director             1992
                                  of Scudder, Stevens & Clark, Inc.

 Edward J. O'Connell (52)         Vice President and Assistant Treasurer; Principal           1992
                                  of Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (44)            Vice President and Assistant Secretary; Managing            1992
                                  Director of Scudder, Stevens & Clark, Inc.

 (1) Unless otherwise stated, all the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.
 (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $93,033, including expenses, during the fiscal year ended September 30, 1996. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than the Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 9), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Directors' and committee meetings.


The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                   Compensation Table
                          for the year ended December 31, 1996
-------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
                                                      Pension or                         Total Compensation
                                   Aggregate     Retirement Benefits  Estimated Annual    From the Fund and
        Name of Person,           Compensation    Accrued As Part of    Benefits Upon       Fund Complex
           Position               from the Fund      Fund Expenses       Retirement       Paid to Director
-------------------------------------------------------------------------------------------------------------
Richard M. Hunt,                   $12,500               N/A                 N/A              $24,750
Director                                                                                     (2 funds*)

Jose Pedro Perez Llorca,           $10,075               N/A                 N/A              $10,075
Director                                                                                      (1 fund)

Rogerio C.S. Martins,              $10,775               N/A                 N/A              $10,775
Director                                                                                      (1 fund)

Dr. Wilson Nolen,                  $12,500               N/A                 N/A              $165,608
Director                                                                                    (17 funds*)

* This does not include membership on the Boards of funds which commenced operations in 1996.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on May 12, 1997, the Board of Directors of the Fund, including a majority of the Noninterested Directors, recommended to stockholders the selection of Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending September 30, 1997. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended September 30, 1996 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's semiannual and annual reports and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

    (3) APPROVAL OR DISAPPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND CHANGING THE NAME OF THE FUND FROM THE FIRST IBERIAN FUND, INC. TO
                     SCUDDER SPAIN AND PORTUGAL FUND, INC.

     Article SECOND of the Fund's Articles of Incorporation (the "Articles") currently provides that the name of the Fund is The First Iberian Fund, Inc.

     At a meeting held on January 29, 1997, the Fund's Board of Directors approved and, at a meeting held on May 12, 1997, recommended to the stockholders the adoption of an amendment to the Articles which would change the name of the Fund to "Scudder Spain and Portugal Fund, Inc." The proposed amendment would be effectuated by amending Article SECOND of the Articles to read as follows:

     "The name of the corporation is Scudder Spain and Portugal Fund, Inc." (the "Corporation").

     The Board of Directors has determined that the proposed name would better define the Fund's geographic investment location than the current name of the Fund. At the meeting held on January 29, 1997, the Board of Directors also approved the delisting of the Fund from the American Stock Exchange and the listing of the Fund on the New York Stock Exchange (NYSE).

     If approved by stockholders, it is currently anticipated that the change in name of the Fund will become effective upon the filing of appropriate documents in Maryland, and will be coordinated with the commencement of the Fund's listing on the NYSE.

     The Board of Directors and Management of the Fund have determined that listing the Fund's shares of common stock on the NYSE may provide potential benefits to the Fund and Fund stockholders, including increased market visibility and increased exposure of the Fund among the financial community, and a potential for increased trading volume for Fund shares, which, if realized, could provide increased liquidity and a decrease in the discount in the market price of Fund shares as compared to its net asset value per share. There can be no assurance, however, that any of these potential benefits will be realized, or that any further action will be taken by the Board of Directors and Fund Management to realize any such benefits.

Required Vote

     The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Fund is required for the adoption of the proposed amendment. Your Fund's Directors recommend a vote FOR the proposal.

Investment Manager

     Scudder, the Fund's Investment Manager, is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that properly comes before the Meeting or any adjournments thereof in accordance with their best judgment.
---------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by July 23, 1997, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., at 345 Park Avenue, New York, New York 10154, not later than February 12, 1998.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 11, 1997


PROXY                                        THE FIRST IBERIAN FUND, INC.                                          PROXY
                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                     Annual Meeting of Stockholders -- July 23, 1997

     The  undersigned  hereby  appoints  Paul  Elmlinger,  Daniel  Pierce  and  Wilson  Nolen,  each  with the  power of substitution,  as proxies for the undersigned, to vote all shares of The First Iberian Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of  Stockholders of the Fund to be held at the offices of Scudder,
Stevens & Clark,  Inc., 25th Floor, 345 Park Avenue (at 51st Street),  New York, New York 10154, on Wednesday,  July 23,
1997 at 11:30 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided,  the undersigned's vote will be cast "FOR" each numbered item listed below.
1.   The election of Directors;
     FOR all nominees listed below                                WITHHOLD  AUTHORITY
     (except  as marked to the contrary below) / /                to vote for all nominees listed below / /


     Nominees:  Paul Elmlinger and Wilson Nolen


(INSTRUCTION To withhold authority to vote for any individual  nominee,  write that nominee's name on the space provided below.)
          ------------------------------------------------------------------

2.   Ratification of the selection of Price Waterhouse LLP as independent accountants;    FOR /_/  AGAINST /_/ ABSTAIN /_/

3.   Approval of an amendment to the Articles of  Incorporation of the Fund changing
     the name of the Fund to Scudder Spain and Portugal Fund, Inc.                        FOR /_/  AGAINST /_/ ABSTAIN /_/

     The Proxies are authorized to vote upon such other business as may properly come before the Meeting.

                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /_/

                                  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                 NO POSTAGE IS REQUIRED

Please sign exactly as your name or names appear.           Signature:                         Date:
When signing as attorney, executor, administrator,                    ------------------------      ------------
trustee or guardian, please give your full title as such.
                                                            Signature:                         Date:
                                                                      ------------------------      ------------